SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-12

                           AMERICAN AADVANTAGE FUNDS
-----------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

[AMERICAN AADVANTAGE FUNDS LOGO]                       August 12, 2004


                          IMPORTANT NOTICE REGARDING
                            YOUR INVESTMENT IN THE
                          American AAdvantage Funds


Dear Shareholder,

Last month, we mailed to you proxy material regarding the August 11, 2004 Special Meeting of Shareholders of the American AAdvantage Funds. Since the Funds did not receive sufficient votes to decide on the matters at hand, the Meeting had to be adjourned until August 24th, 2004, to give you additional time to vote your shares.

Not familiar with your investment in American AAdvantage Funds? Many shareholders may not realize that these Funds are an investment vehicle tied to their brokerage account. Our records indicate that you are a shareholder of record in one or more of the American AAdvantage Funds and therefore, we need your help.

                 Please take a moment now to cast your vote.

There are several proposals on the Meeting agenda as noted on the enclosed proxy card. Should you need any additional information on these proposals, please do not hesitate to call us toll-free at 1-800-317-8032. You may utilize any of the options below to ensure that your vote is promptly recorded in time for the Meeting:


1. Vote by Telephone. You may cast your vote by telephone by calling our toll-free proxy hotline at 1-800-317-8032 - ask for extension 12. Our representatives are available to assist you Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.

2. Vote Through the Internet. You may cast your vote using the Internet by logging into the Internet address located on the enclosed proxy card and following the instructions on the website.

3. Vote by Mail. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided. If available, please utilize one of the first two options above to insure that your response is received in time for the adjourned Special Meeting on August 24th.

If you have not voted as the meeting date approaches, you may receive a call reminding you to vote your shares.

Thank you for your assistance with this matter.

                                 PROXY CARDS
                                 -----------

                                 COMBINED SPECIAL MEETING OF SHAREHOLDERS
                                   AS OF 6/14/04 TO BE HELD ON 8/11/04.
                                   THIS PROXY IS SOLICITED ON BEHALF OF
                                          THE BOARD OF TRUSTEES.
                                 ----------------------------------------------
                                 To vote by Internet
                                 1) Read the Proxy Statement and have the proxy
                                    card below at hand.
                                 2) Go to Website www.proxyvote.com
                                 3) Follow the instructions provided on the
                                    website.

                                 To Vote by Telephone
                                 1) Read the Proxy Statement and have the proxy
                                    card below at hand.
                                 2) Call 1-800-690-6903
                                 3) Follow the instructions.

                                 To Vote by Mail
                                 1) Read the Proxy Statement.
                                 2) Check the appropriate boxes on the proxy
                                    card below.
                                 3) Sign and date the proxy card.
                                 4) Return the proxy card in the envelope
                                    provided.
                                 ----------------------------------------------

PLEASE DO NOT RETURN THIS PROXY CARD IF YOU
ARE VOTING BY TELEPHONE OR INTERNET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
THE BOARD OF TRUSTEES RECOMMENDS
A VOTE "FOR" ALL PROPOSALS.

PLACE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON
       --

Vote on Trustees
1. To elect the following nominees as Trustees of the American AAdvantage Funds (the "Trust"): 1) Quinn, 2) Feld, 3) O'Sullivan, 4) Turner,
   5) Youngblood, 6) Bogart, 7) Cline, 8) Massman.

   For All     Withhold All     For All Except
    ---           ---                ---
If withholding authority to vote for one or more nominees, mark "For All Except" and write the number(s) of the nominee(s) below.

----------------------

SEE PROPOSAL NUMBER 4 BELOW.

Vote on Proposals Relating to the Trust

2. To approve changes to or elimination of certain fundamental investment limitations of the Money Market Fund:
                                                            For Against Abstain
   2a. Change to limitation on investment in commodities.   ---   ---     ---
   2b. Change to limitation on lending securities.          ---   ---     ---
   2c. Deletion of limitation on affiliated transactions.   ---   ---     ---
   2d. Change to limitation on issuance of senior
       securities.                                          ---   ---     ---
   2e. Change to limitation on borrowing.                   ---   ---     ---
   2f. Change to limitation on concentration of
       investments in the banking industry.                 ---   ---     ---

3. To approve an amendment to the Declaration of Trust for
   the Trust                                                ---   ---     ---

Vote on Proposals Relating to the AMR Trust

5. To authorize the Trust, on behalf of the Money Market Fund, to vote at a meeting of the AMR Trust to approve changes to or elimination of certain fundamental investment limitations of the corresponding Portfolio of the
   AMR Trust:
                                                            For Against Abstain
   5a. Change to limitation on investment in commodities.   ---   ---     ---
   5b. Change to limitation on lending securities.          ---   ---     ---
   5c. Deletion of limitation on affiliated transactions.   ---   ---     ---
   5d. Change to limitation on issuance of senior
       securities.                                          ---   ---     ---
   5e. Change to limitation on borrowing.                   ---   ---     ---
   5f. Change to limitation on concentration of
       investments in the banking industry.                 ---   ---     ---

6. To authorize the Trust, on behalf of the Money Market
   Fund, to vote at a meeting of the AMR Trust to approve
   a Conversion Agreement and a related new Declaration
   of Trust for the AMR Trust.                              ---   ---     ---

*If you wish to withhold your vote from a specific trustee in proposal 4, you must mail your proxy card. If you wish to vote the same way on all trustees, telephone and Internet services are available.

*4. To authorize the Trust, on behalf of the Money Market Fund, to vote at a meeting of the AMR Investment Services Trust (the "AMR Trust") to elect the following nominees as Trustees of the AMR Trust: 1) Quinn,
    2) Feld, 3) O'Sullivan, 4) Turner, 5) Youngblood, 6) Bogart, 7) Cline,
    8) Massman.

   For All     Withhold All     For All Except
    ---           ---                ---
If withholding authority to vote for one or more nominees, mark "For All Except" and write the number(s) of the nominee(s) below.

----------------------



Signature (please sign within box)      Date



Signature (Joint Owners)                Date

                                 COMBINED SPECIAL MEETING OF SHAREHOLDERS
                                   AS OF 6/14/04 TO BE HELD ON 8/11/04.
                                   THIS PROXY IS SOLICITED ON BEHALF OF
                                          THE BOARD OF TRUSTEES.
                                 ----------------------------------------------
                                 To vote by Internet
                                 1) Read the Proxy Statement and have the proxy
                                    card below at hand.
                                 2) Go to Website www.proxyvote.com
                                 3) Follow the instructions provided on the
                                    website.

                                 To Vote by Telephone
                                 1) Read the Proxy Statement and have the proxy
                                    card below at hand.
                                 2) Call 1-800-690-6903
                                 3) Follow the instructions.

                                 To Vote by Mail
                                 1) Read the Proxy Statement.
                                 2) Check the appropriate boxes on the proxy
                                    card below.
                                 3) Sign and date the proxy card.
                                 4) Return the proxy card in the envelope
                                    provided.
                                 ----------------------------------------------

PLEASE DO NOT RETURN THIS PROXY CARD IF YOU
ARE VOTING BY TELEPHONE OR INTERNET

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------
THE BOARD OF TRUSTEES RECOMMENDS
A VOTE "FOR" ALL PROPOSALS.

PLACE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON
       --

Vote on Trustees
1. To elect the following nominees as Trustees of the American AAdvantage Funds (the "Trust"): 1) Quinn, 2) Feld, 3) O'Sullivan, 4) Turner,
   5) Youngblood, 6) Bogart, 7) Cline, 8) Massman.

   For All     Withhold All     For All Except
    ---           ---                ---
If withholding authority to vote for one or more nominees, mark "For All Except" and write the number(s) of the nominee(s) below.

----------------------

SEE PROPOSAL NUMBER 4 BELOW.

Vote on Proposals Relating to the Trust

2. To approve changes to or elimination of certain fundamental investment limitations of the Funds:
                                                            For Against Abstain
   2a. Change to limitation on investment in commodities.   ---   ---     ---
   2b. Change to limitation on lending securities.          ---   ---     ---
   2c. Deletion of limitation on affiliated transactions.   ---   ---     ---
   2d. Change to limitation on issuance of senior
       securities.                                          ---   ---     ---
   2e. Change to limitation on borrowing.                   ---   ---     ---

3. To approve an amendment to the Declaration of Trust for
   the Trust                                                ---   ---     ---

Vote on Proposals Relating to the AMR Trust

5. To authorize the Trust, on behalf of the Funds, to vote at a meeting of the AMR Trust to approve changes to or elimination of certain fundamental investment limitations of the corresponding Portfolio of the AMR Trust:

                                                            For Against Abstain
   5a. Change to limitation on investment in commodities.   ---   ---     ---
   5b. Change to limitation on lending securities.          ---   ---     ---
   5c. Deletion of limitation on affiliated transactions.   ---   ---     ---
   5d. Change to limitation on issuance of senior
       securities.                                          ---   ---     ---
   5e. Change to limitation on borrowing.                   ---   ---     ---

6. To authorize the Trust, on behalf of the Funds, to
   vote at a meeting of the AMR Trust to approve a
   Conversion Agreement and a related new Declaration
   of Trust for the AMR Trust.                              ---   ---     ---

*If you wish to withhold your vote from a specific trustee in proposal 4, you must mail your proxy card. If you wish to vote the same way on all trustees, telephone and Internet services are available.

*4. To authorize the Trust, on behalf of the Funds, to vote at a meeting of the AMR Investment Services Trust (the "AMR Trust") to elect the following nominees as Trustees of the AMR Trust: 1) Quinn, 2) Feld,
    3) O'Sullivan, 4) Turner, 5) Youngblood, 6) Bogart, 7) Cline, 8) Massman.

   For All     Withhold All     For All Except
    ---           ---                ---
If withholding authority to vote for one or more nominees, mark "For All Except" and write the number(s) of the nominee(s) below.

----------------------



Signature (please sign within box)      Date



Signature (Joint Owners)                Date